UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 14, 2015

URBAN EDGE PROPERTIES

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-36523	No. 47-6311266
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue
New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 956-2556

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01              Completion of Acquisition or Disposition of Assets.

On January 14, 2015, Urban Edge Properties (the “Company”) and Urban Edge Properties LP (the “Partnership”) entered into a separation and distribution agreement (the “Separation and Distribution Agreement”) with Vornado Realty Trust (“Vornado”) and Vornado Realty L.P. (“VRLP”), pursuant to which Vornado and VRLP agreed to transfer certain assets and liabilities to the Company (the “Separation”) and to distribute 100% of the outstanding common shares of the Company, par value $0.01 (the “Common Shares”), to holders of Vornado common shares and holders of VRLP common limited partnership units in tax-free distributions (the “Distribution”).  The Distribution took place on January 15, 2015 in the form of (i) a distribution by Vornado of one Common Share for every two common shares of Vornado held of record as of the close of business on January 7, 2015 (the “Record Date”) and (ii) a distribution by VRLP immediately prior to the distribution by Vornado of one Common Share for every two common limited partnership units of VRLP held of record as of the close of business on the Record Date.  As a result of the Distribution, the Company is now an independent public company trading under the symbol “UE” on the New York Stock Exchange (the “NYSE”).

The Company filed a Registration Statement on Form 10 with the Securities and Exchange Commission describing the Separation and Distribution that was declared effective on December 30, 2014.  The Company’s Information Statement, dated December 30, 2014 (the “Information Statement”), which was filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on December 31, 2014, described for shareholders the details of the Separation and Distribution and provided information as to the business and management of the Company.  Such information was provided in the sections entitled “The Separation,” “Business” and “Management” in the Information Statement, which sections are incorporated herein by reference.  The Information Statement was mailed to the holders of Vornado common shares and VRLP common limited partnership units as of the Record Date.

In connection with the Separation and Distribution, and in addition to the Separation and Distribution Agreement, the Company and its subsidiaries entered into several agreements with Vornado on January 15, 2015, including the following agreements:

•                  Transition Services Agreement

•                  Tax Matters Agreement

•                  Employee Matters Agreement.

In addition, on January 15, 2015, the Partnership entered into a Revolving Credit Agreement (the “Credit Agreement”) with certain lenders.

The Information Statement provides descriptions of the terms of each of the above agreements in the sections entitled “Certain Relationships and Related Person Transactions” and “Description of Material Indebtedness,” which descriptions are incorporated herein by reference, and each of the above agreements are also filed as exhibits to this Form 8-K.

Item 2.03              Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth in Item 2.01 related to the Credit Agreement are incorporated herein by reference.

Item 3.02              Unregistered Sales of Equity Securities.

In connection with the Separation and Distribution, on January 15, 2015, the Company issued 99,246,806 Common Shares to VRLP in exchange for the contribution by VRLP of interests in certain of its properties (including interest in entities holding properties).  In addition, the Partnership issued 5,717,184 of its common partnership units (the “Units”) to VRLP in exchange for the contribution to the Partnership by VRLP of interests in certain of its properties (including interest in entities holding properties).  The Common Shares and Units issued to VRLP were issued in reliance upon an exemption from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended, which exempts transactions by an issuer not involving any public offering.  Neither of these offerings was a “public offering” because only one person was involved in each transaction, neither the Company nor the Partnership has engaged in general solicitation or advertising with regard to the issuance and sale of the Common Shares and Units to VRLP and neither the Company nor the Partnership has offered securities to the public in connection with such issuances and sales to VRLP.

Item 5.01              Change in Control of Registrant.

On January 15, 2015 (the “Effective Date”), the previously announced spin-off of the Company from Vornado was completed.  One Common Share was distributed to shareholders of record of Vornado for every two Vornado common shares held of record as of the close of business on the Record Date.  Immediately prior to such distribution, one Common Share was distributed to VRLP common limited partners for every two VRLP common limited partnership units held of record as of the close of business on the Record Date.  The Company began “regular-way” trading on the NYSE under the ticker symbol “UE” on January 16, 2015.  The Company is now an independent publicly traded company.

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Trustees and Appointment of Officers

On December 19, 2014, Jeffrey S. Olson was appointed to the Board of Trustees (the “Board”) of the Company. On December 29, 2014, Kevin P. O’Shea was also appointed to the Board. Mr. O’Shea serves as a member of the Audit Committee of the Board.

At the Company’s annual shareholder meeting held on January 7, 2015, Jeffrey S. Olson and Kevin P. O’Shea were elected to continue serving as trustees of the Company; and Michael Gould, Steven H. Grapstein, Steven Guttman, Amy Lane and Steven Roth were elected as new trustees of the Company, bringing the total Board size to seven trustees.  This election became effective on January 14, 2015, upon the filing of the Company’s amended and restated declaration of trust (the “Amended and Restated Declaration of Trust”) with the Maryland State Department of Assessments and Taxation (the “SDAT”).  The Board has determined that Ms. Lane and Messrs. Gould, Grapstein, Guttman and O’Shea are independent trustees.

Set forth below are the trustees who are members of each committee of the Board:

•                  Audit Committee: Kevin P. O’Shea, Steven H. Grapstein, Amy Lane;

•                  Compensation Committee: Steven Guttman, Michael Gould, Kevin P. O’Shea; and

•                  Corporate Governance and Nominating Committee: Michael Gould, Steven H. Grapstein and Amy Lane.

Please see the section entitled “Management” in the Information Statement for biographical information about the newly elected trustees. Such information is incorporated herein by reference.

In connection with the Separation, the Board appointed certain executive officers to hold the positions indicated below:

Jeffrey S. Olson — Chairman, Chief Executive Officer and President
Robert Minutoli — Chief Operating Officer
Matthew Iocco — Interim Chief Financial Officer and Treasurer
Donald P. Casey — General Counsel and Secretary
Jennifer Holmes — Chief Accounting Officer

Michael Zucker — Senior Vice President — Leasing.

2015 Omnibus Share Plan

On December 29, 2014, the Board adopted the 2015 Omnibus Share Plan (the “Plan”) and authorized the reservation of 15,000,000 Common Shares pursuant to the Plan.  On January 7, 2015, the Company’s sole shareholder approved the Plan.  Please see the section entitled “Compensation Discussion and Analysis” in the Information Statement for a description of the material provisions of the Plan, which description is incorporated herein by reference.  The description of the Plan is qualified in its entirety by reference to the Plan, which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.  Also attached hereto as Exhibit 10.6, 10.7, 10.8 and 10.9 are forms of award agreements for stock options, restricted shares, restricted LTIP units and non-employee trustee restricted LTIP units under the Plan, which are incorporated herein by reference.

Employment Agreement with Jeffrey Olson

On January 14, 2015, the Amended and Restated Employment Agreement between Jeffrey Olson and Vornado, previously filed as Exhibit 10.7 to Amendment No. 3 to the Registration Statement on Form 10 as filed on December 11, 2014, was amended.  The amendment provides that the one-time option award and LTIP units to which Mr. Olson is entitled under the Amended and Restated Employment Agreement will be granted to Mr. Olson on the 21st trading day following the Separation and the exercise price and number of options (in the case of the option award) and the number of units (in the case of the partnership units) will be based on the volume-weighted average trading price of a Common Share for the 20 trading days following, but not including, the date of the Separation.  This description is qualified in its entirety by reference to the amendment, which is attached hereto as Exhibit 10.11 and incorporated herein by reference.

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 29, 2014, the Company amended and restated its declaration of trust (subject to the approval of the Company’s sole shareholder) and bylaws (the “Amended and Restated Bylaws”), effective as of the filing of the Amended and Restated Declaration of Trust with the SDAT.  On January 7, 2015, the Company’s sole shareholder approved the Amended and Restated Declaration of Trust, which was filed with the  SDAT on January 14, 2015.  Please see the section entitled “Certain Provisions of Maryland Law and of our Declaration of Trust and Bylaws” in the Information Statement for a description of the provisions of the Amended and Restated Declaration of Trust and Amended and Restated Bylaws, which description is incorporated herein by reference.  The Amended and Restated Declaration of Trust and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Form 8-K, and incorporated herein by reference.

On January 14, 2015, Partnership’s  agreement of limited partnership agreement was executed (the “Partnership Agreement”).  Please see the section entitled “Partnership Agreement” in the Information Statement for a description of the provisions of the Partnership Agreement, which description is incorporated herein by reference.  The Partnership Agreement is attached hereto as Exhibit 10.1, and is incorporated by reference herein.

Item 5.05              Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Separation and the Distribution, the Board adopted a Code of Business Conduct and Ethics.  A copy of the Company’s Code of Business Conduct and Ethics is available under the Investor Relations section of the Company’s website at www.uedge.com.

Item 8.01              Other Events.

In connection with the Separation and the Distribution, the Board adopted Corporate Governance Guidelines.  A copy of the Company’s Corporate Governance Guidelines is available under the Investor Relations section of the Company’s website at www.uedge.com.

Item 9.01. Financial Statements and Exhibits.

(d)              Exhibits.

2.1    Separation and Distribution Agreement by and among Vornado Realty Trust, Vornado Realty L.P., Urban Edge Properties and Urban Edge Properties LP, dated as of January 14, 2015.

3.1    Declaration of Trust of Urban Edge Properties, as amended and restated.

3.2    Amended and Restated Bylaws of Urban Edge Properties.

10.1  Limited Partnership Agreement of Urban Edge Properties LP, dated as of January 14, 2015.

10.2  Transition Services Agreement by and between Vornado Realty Trust and Urban Edge Properties, dated as of January 15, 2015.

10.3  Tax Matters Agreement by and between Vornado Realty Trust and Urban Edge Properties, dated as of January 15, 2015.

10.4  Employee Matters Agreement by and between Vornado Realty Trust, Vornado Realty L.P., Urban Edge Properties and Urban Edge Properties LP, dated as of January 15, 2015.

10.5  Urban Edge Properties 2015 Omnibus Share Plan.

10.6  Form of Stock Option Agreement under Urban Edge Properties 2015 Omnibus Share Plan.

10.7  Form of Restricted Stock Agreement under Urban Edge Properties 2015 Omnibus Share Plan.

10.8   Form of Restricted LTIP Unit Agreement under Urban Edge Properties 2015 Omnibus Share Plan.

10.9   Form of Non-Employee Trustee Restricted LTIP Unit Agreement under Urban Edge Properties 2015 Omnibus Share Plan.

10.10 Revolving Credit Agreement among Urban Edge Properties LP, as Borrower, the Banks party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, dated as of January 15, 2015.

10.11  Amendment, dated as of January 14, 2015, to Amended and Restated Employment Agreement between Vornado Realty Trust and Jeffrey Olson.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN EDGE PROPERTIES
(Registrant)

By:	/s/ Donald P. Casey
Name:	Donald P. Casey
Title:	General Counsel and Secretary

Date:  January 21, 2015

Exhibit Index

2.1    Separation and Distribution Agreement by and among Vornado Realty Trust, Vornado Realty L.P., Urban Edge Properties and Urban Edge Properties LP, dated as of January 14, 2015.

3.1    Declaration of Trust of Urban Edge Properties, as amended and restated.

3.2    Amended and Restated Bylaws of Urban Edge Properties.

10.1  Limited Partnership Agreement of Urban Edge Properties LP, dated as of January 14, 2015.

10.2  Transition Services Agreement by and between Vornado Realty Trust and Urban Edge Properties, dated as of January 15, 2015.

10.3  Tax Matters Agreement by and between Vornado Realty Trust and Urban Edge Properties, dated as of January 15, 2015.

10.4  Employee Matters Agreement by and between Vornado Realty Trust, Vornado Realty L.P., Urban Edge Properties and Urban Edge Properties LP, dated as of January 15, 2015.

10.5  Urban Edge Properties 2015 Omnibus Share Plan.

10.6  Form of Stock Option Agreement under Urban Edge Properties 2015 Omnibus Share Plan.

10.7  Form of Restricted Stock Agreement under Urban Edge Properties 2015 Omnibus Share Plan.

10.8  Form of Restricted LTIP Unit Agreement under Urban Edge Properties 2015 Omnibus Share Plan.

10.9  Form of Non-Employee Trustee Restricted LTIP Unit Agreement under Urban Edge Properties 2015 Omnibus Share Plan.

10.10  Revolving Credit Agreement among Urban Edge Properties LP, as Borrower, the Banks party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, dated as of January 15, 2015.

10.11  Amendment, dated as of January 14, 2015, to Amended and Restated Employment Agreement between Vornado Realty Trust and Jeffrey Olson.